TRADE AND OTHER RECEIVABLES INTERCOMPANY	12 Months Ended
Dec. 31, 2021
TRADE AND OTHER RECEIVABLES/ INTERCOMPANY
TRADE AND OTHER RECEIVABLES/ INTERCOMPANY

21.TRADE AND OTHER RECEIVABLES/ INTERCOMPANY

	2021	2020
	£'000	£'000
Prepayments and other receivables	13,194	812
Mining equipment prepayments	47,426	—
Other taxation and social security	2,739	1,364
Total trade and other receivables	63,359	2,176

Mining equipment prepayments consist of payments made and due on mining equipment due to arrive by the end of 2021. Payments to ePIC ASIC Asia Limited (“ePIC”) comprise £3,430,000, True North £2,366,000 and the balance of £41,630,000 was paid to Bitmain in advance of machine purchases to be received after the period end.

In February 2021, the Group entered into an agreement with ePIC (a designer and manufacturer of mining machines), which gave the Group priority access to next generation mining machines on a non-exclusive basis. As part of the agreement, the Group will assist in the development and testing of future products and will provide space and capacity at our Mirabel facility for ePIC’s research and innovation engineering teams to assist in the development of future mining machines. In August 2021, based on limitations of technology, Argo and ePIC agreed to amend their agreement. Under the amended agreement, the initial purchase order was cancelled and, at Argo’s option, the $5 million deposited with ePIC, in whole or in part, can be applied to the purchase of ePIC mining machines or ePIC common stock or repaid in full.

Other taxation and social security consist of purchase tax recoverable in the UK and Canada. GST and QST debtors are greater than 90 days as at 31 December 2021.

The directors consider that the carrying amount of trade and other receivables is equal to their fair value.